Exhibit 10.01

EXECUTION VERSION

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO EQT CORPORATION IF PUBLICLY DISCLOSED. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

FIRST AMENDMENT TO
GAS GATHERING AND COMPRESSION AGREEMENT

    THIS FIRST AMENDMENT TO GAS GATHERING AGREEMENT AND COMPRESSION AGREEMENT (this “Amendment”), dated August 26, 2020 (“Effective Date”), is made and entered into by and among EQT Corporation, a Pennsylvania corporation, (“EQT Corp.”) EQT Production Company, a Pennsylvania corporation, Rice Drilling B LLC, a Delaware limited liability company and EQT Energy, LLC, a Delaware limited liability company, (collectively, “Producer”), and EQM Gathering Opco, LLC, a Delaware limited liability company (“Gatherer”). Producer and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties.”
RECITALS
WHEREAS, the Parties entered into that certain Gas Gathering and Compression Agreement dated as of February 26, 2020 (the “Gathering Agreement”); and
    WHEREAS, the Parties desire to amend the Gathering Agreement in accordance with the terms and conditions set forth in this Amendment.
    NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
AGREEMENT
1.Defined Terms. Defined terms used but not defined herein shall have the meanings given to such terms in the Gathering Agreement.
2.New Definitions. The following definition is added to Article I of the Gathering Agreement:
“Incremental Compression Notice” – As defined in Section 3.5(b).
“NV62 Receipt Point” – Receipt Point located in [***].
“Swap Notice” – As defined in Section 2.5(b).

3.Amendment to Gathering Agreement Exhibits.
(a)Exhibit C to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Appendix A attached hereto.
(b)Exhibit J to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Appendix B attached hereto.
(c)Exhibit L to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Appendix C attached hereto.
(d)Exhibit O to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Appendix D attached hereto.
(e)Exhibit P to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Appendix E attached hereto.
(f)The Swap Notice in the form of Appendix F to this Amendment is hereby added to the Gathering Agreement as Exhibit T thereto.
(g)The Additional Connection Notice in the form of Appendix G to this Amendment is hereby added to the Gathering Agreement as Exhibit U thereto.
(h)The Incremental Compression Notice in the form of Appendix H to this Amendment is hereby added to the Gathering Agreement as Exhibit V thereto.
4.Conflicting Dedications. The reference to “Exhibit 0” in Section 2.2 of the Gathering Agreement is hereby deleted and replaced with “Exhibit D”.
5.Acreage Swaps; Transfers Free from the Dedication. The last three sentences of Section 2.5(b) of the Gathering Agreement are hereby deleted in their entirety and replaced with the following:
“Producer shall provide written Notice to Gatherer of each proposed acreage swap in the form of Exhibit T hereto (or in such form as the Parties shall otherwise mutually agree from time to time), along with information reasonably necessary to enable Gatherer to determine whether the proposed acreage swap complies with the provisions of this Section 2.5(b) (a “Swap Notice”) and shall further promptly provide Gatherer with any and all information Gatherer reasonably requests; provided, for the avoidance of doubt, the provisions of Section 18.6 shall apply to any such information that Producer provides to Gatherer. Gatherer shall affirmatively elect to provide or withhold its consent (which consent may not be unreasonably withheld) within [***] Days of receipt of such Swap Notice. In the event Gatherer does not provide timely consent, Gatherer shall be deemed to have given its consent to the proposed acreage swap or trade.”

6.Expansion of Gathering System; New Receipt Points within the Applicable Area. The first paragraph of Section 3.3(a) of the Gathering Agreement is hereby deleted in its entirety and replaced with the following (provided that, for the avoidance of doubt, Sections 3.3(a)(i) through (iv) shall not be deleted and replaced):
“(a)    New Receipt Points within the Applicable Area. If, at any time following the Effective Date and during the term hereof, Producer desires Gatherer to construct pipelines and facilities to establish any additional new Receipt Point(s) within the Applicable Area that was not subject to a Conflicting Dedication (“Additional Receipt Points”), Producer will deliver to Gatherer written notice in the form of Exhibit U hereto (or in such form as the Parties shall otherwise mutually agree from time to time) (“Additional Connection Notice”) not less than 24 Months prior to the Anticipated Production Date.”
7.Expansion of Gathering System; Connection of Wells; Delivery Points. The reference to “Section 3.3(c)(i)” in Section 3.3(c)(vii)(B) of the Gathering Agreement is hereby deleted and replaced with “Section 3.3(c)(ii)”.
8.Incremental Compression. Section 3.5(b) of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:
“(b)    In the event Producer desires to increase the Low Pressure MDQ for any System AMI or System Compressor Station, Producer will deliver to Gatherer written notice in the form of Exhibit V hereto (or in such form as the Parties shall otherwise mutually agree from time to time) (“Incremental Compression Notice”), and thereafter Gatherer shall install incremental compression in the amounts and in the locations set forth on Exhibit P (“Incremental Compression”). If Producer desires additional Low Pressure MDQ via connection of a new Low Pressure Delivery Point, the Parties shall utilize the process detailed in Exhibit P, which shall include a corresponding increase to the Fuel Cap.”
9.Dehydration Service. Section 3.6 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:
“Exhibit L sets forth (i) Receipt Points where Gatherer is currently providing or will be providing High Pressure dehydration in addition to Low Pressure dehydration and (ii) Receipt Points where Producer provides or will provide Low Pressure dehydration in addition to High Pressure dehydration. Except for those Receipt Points identified in Exhibit L, Gatherer shall have the obligation at Gatherer’s sole cost and expense to install dehydration at all other Receipt Points at a location determined by Gatherer, which may include at Gatherer’s receipt facilities on Producer’s Well Pad for Low Pressure service and Producer shall be responsible for providing conforming Gas for all Receipt Points until Gatherer may transition such High Pressure Receipt Point(s) to Low Pressure.

10.Minimum Volume Commitment. The reference to “Exhibit I” in Section 3.7(a) of the Gathering Agreement is hereby deleted and replaced with “Exhibit K.”
11.Incremental Compression Fee. Section 5.1(d) of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:
(d)    Fees for providing Incremental Compression shall be calculated as follows (as such fee may be increased or decreased in accordance with Section 5.2, the “Incremental Compression Fee”):
(i)    Except as provided in clause (ii), the product of (A) the aggregate quantity of Gas serviced from Incremental Compression, stated in Dth, received from Producer or for Producer’s account (including Dedicated Gas produced by any Affiliate) during such Month multiplied by (B) the number of stages of compression utilized with such Incremental Compression multiplied by (C) the applicable amounts set forth in Exhibit H.
(ii)    For all Dedicated Gas delivered from the Gathering System to Equitrans Low Pressure Delivery Points identified by Footnote #9 and Footnote #14 on Exhibit C, the product of (A) the aggregate quantity of Gas stated in Dth, delivered to any such Low Pressure Delivery Point during such Month multiplied by (B) the number of stages of compression utilized to facilitate delivery of such Gas to such Low Pressure Delivery Point whereby Parties agree [***] stage of compression shall be applicable if the average Low Pressure Delivery Point Pressure is greater than or equal to [***] psig and [***] stages of compression if the average Low Pressure Delivery Point Pressure is less than [***] psig multiplied by (C) either (i) [***] per Dth; provided, however, Producer shall, as of the Effective Date of this Amendment, be credited an amount of [***] against any Incremental Compression Fees thereafter accrued, in the aggregate, with respect to deliveries of Gas to the Equitrans Low Pressure Delivery Points identified by Footnote #9 on Exhibit C or (ii) the Incremental Compression Fee with respect to deliveries of Gas to the Equitrans Low Pressure Delivery Points identified by Footnote #14 on Exhibit C.
12.NV62 Receipt Point. Section 5.1(f) is added to the Gathering Agreement to read as follows:
“(f)    In lieu of the Reservation Fee and Overrun Fee, Gas received at the NV62 Receipt Point will be assessed a commodity fee equal to the product of (A) the aggregate quantity of Gas received at the NV62 Receipt Point during such Month multiplied by (B) [***] per Dth (as such fee may be increased or decreased in accordance with Section 5.2), and all quantities of Gas received at the NV62 Receipt Point shall not count towards the Minimum Volume Commitment.”

13.Measurement Equipment. Section 11.1 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:
“Excluding Producer owned Measurement Facilities identified in Exhibit M, Gatherer shall install, own, operate, and maintain Measurement Facilities at other Receipt Points or one or more centralized measurement sites of Gatherer as determined by Gatherer at Gatherer’s sole discretion for the purpose of measuring Gas at Receipt Points and shall ensure that the relevant Downstream Pipeline installs, owns, operates, and maintains Measurement Facilities at the Delivery Points (but downstream of any slug catcher) for Gas. Measurement Facilities measuring Gas at the Receipt Points or at any centralized measurement sites shall meet current industry standards for custody transfer measurement. Gatherer shall operate and maintain at Gatherer’s cost all Measurement Facilities, including those identified in Exhibit N. Producer shall have the right to install check Measurement Facilities at the location of Gatherer’s Measurement Facilities, including the right to install check measurement equipment on Gatherer’s meter assembly, provided such Measurement Facilities do not interfere with Gatherer’s Measurement Facilities. Gas measured at a centralized measurement site of Gatherer in accordance with the provisions hereof shall be deemed to be measured at the Receipt Point for all purposes under this Agreement. Where Gatherer installs centralized measurement, Producer shall, at Gatherer’s cost, provide Gatherer with the ability to retrieve Producer’s Well Pad information, including but not limited to pressure, flow, gas temperature, and moisture level (where Producer installs dehydration) so long as Gatherer’s equipment (and the installation thereof) does not interfere with Producer’s operations. All installation by Gatherer under this Section 11.1 shall be at Gatherer’s sole cost.”
14.Exhibits. The Parties agree that the terms of the Gathering Agreement, as amended hereby, are subject to the terms and conditions set forth on the Exhibits to the Gathering Agreement, including any footnotes set forth thereon.
15.Effect. Except as expressly provided in this Amendment, all of the terms and provisions of the Gathering Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties.
16.Governing Law.
(a)This Amendment shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles.
(b)The Parties agree that the appropriate, exclusive and convenient forum for any disputes among any of the Parties arising out of this Amendment or the transactions contemplated hereby shall be in any state or federal court in the City of Pittsburgh and County of

Allegheny, Pennsylvania, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Amendment. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Amendment or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts. EACH PARTY HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.
17.Counterpart Execution. This Amendment may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument.
18.Miscellaneous Provisions. The provisions of Article 18 of the Gathering Agreement, other than Sections 18.2, 18.3, 18.15, 18.16 and 18.17, shall apply to this Amendment mutatis mutandis.
[Signature Page Follows]

    IN WITNESS WHEREOF, each of the Parties has duly executed this Amendment effective as of the Effective Date.

PRODUCER:
EQT CORPORATION,
a Pennsylvania corporation

By:	/s/ Toby Rice
Name:	Toby Rice
Title:	President & CEO

EQT PRODUCTION COMPANY,
a Pennsylvania corporation

By:	/s/ Toby Rice
Name:	Toby Rice
Title:	President & CEO

RICE DRILLING B LLC,
a Delaware limited liability company

By:	/s/ Toby Rice
Name:	Toby Rice
Title:	President & CEO

EQT ENERGY, LLC,
a Delaware limited liability company

By:	/s/ Keith Shoemaker
Name:	Keith Shoemaker
Title:	SVP Commercial

[Signature Page to First Amendment to Gas Gathering and Compression Agreement]

GATHERER:
EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By:	/s/ Paul Kress
Name:	Paul Kress
Title:	Vice President,
Business Development

[Signature Page to First Amendment to Gas Gathering and Compression Agreement]

APPENDIX A

(Exhibit C to Gathering Agreement)

[See attached].

Appendix A

[***]

Appendix A

APPENDIX B

(Exhibit J to Gathering Agreement)

CASH BONUS PAYMENT
Section 1.1    Henry Hub Cash Bonus. Subject to Section 1.2 of this Exhibit J, during each Calendar Quarter beginning with the first Day of the Calendar Quarter in which the MVP In-Service Date occurs (the “Cash Bonus Trigger Date”) and continuing until the earlier of the last Day of (a) the twelfth (12th) Calendar Quarter following the Cash Bonus Trigger Date and (b) the Calendar Quarter ending December 31, 2024, Producer shall pay to Gatherer a quarterly cash payment (the “Cash Bonus”), if any, as follows:
(a)    During the first four (4) Calendar Quarters following the Cash Bonus Trigger Date (the “First Cash Bonus Period”), (i) for each such Calendar Quarter that ends prior to January 1, 2024, the Cash Bonus shall equal (A) the product of (x) the Minimum Volume Commitment applicable as of the last Day of such Calendar Quarter and (y) the number of Days in such Calendar Quarter, multiplied by (B) 15% of every $0.01 by which the average of each Natural Gas – Henry Hub – NYMEX closing settlement price for the First Nearby Month Future Contract corresponding to the relevant Calculation Period during such Calendar Quarter exceeds $2.50 per Dth, and (ii) for each such Calendar Quarter, if any, in 2024, the Cash Bonus shall equal (A) the product of (x) the Minimum Volume Commitment applicable as of the last Day of such Calendar Quarter and (y) the number of Days in such Calendar Quarter, multiplied by (B) 15% of every $0.01 by which the average of each Natural Gas – Henry Hub – NYMEX closing settlement price for the First Nearby Month Future Contract corresponding to the relevant Calculation Period during such Calendar Quarter exceeds $2.70 per Dth.
(b)    During the second four (4) Calendar Quarters following the Cash Bonus Trigger Date (the “Second Cash Bonus Period”), (i) for each such Calendar Quarter that ends prior to January 1, 2024, the Cash Bonus shall equal (A) the product of (x) the Minimum Volume Commitment applicable as of the last Day of such Calendar Quarter and (y) the number of Days in such Calendar Quarter, multiplied by (B) 15% of every $0.01 by which the average of each Natural Gas – Henry Hub – NYMEX closing settlement price for the First Nearby Month Future Contract corresponding to the relevant Calculation Period during such Calendar Quarter exceeds $2.50 per Dth, and (ii) for each such Calendar Quarter, if any, in 2024, the Cash Bonus shall equal (A) the product of (x) the Minimum Volume Commitment applicable as of the last Day of such Calendar Quarter and (y) the number of Days in such Calendar Quarter, multiplied by (B) 15% of every $0.01 by which the average of each Natural Gas – Henry Hub – NYMEX closing settlement price for the First Nearby Month Future Contract corresponding to the relevant Calculation Period during such Calendar Quarter exceeds $2.70 per Dth.
(c)    During the third four (4) Calendar Quarters following the Cash Bonus Trigger Date (the “Third Cash Bonus Period,” and together with the First Cash Bonus Period
Appendix B

and the Second Cash Bonus Period, the “Cash Bonus Periods” and each individually a “Cash Bonus Period”), (i) for each such Calendar Quarter that ends prior to January 1, 2024, the Cash Bonus shall equal (A) the product of (x) the Minimum Volume Commitment applicable as of the last Day of such Calendar Quarter and (y) the number of Days in such Calendar Quarter, multiplied by (B) 15% of every $0.01 by which the average of each Natural Gas – Henry Hub – NYMEX closing settlement price for the First Nearby Month Future Contract corresponding to the relevant Calculation Period during such Calendar Quarter exceeds $2.50 per Dth, and (ii) for each such Month, if any, in 2024, the Cash Bonus shall equal (A) the product of (x) the Minimum Volume Commitment applicable as of the last Day of such Calendar Quarter and (y) the number of Days in such Calendar Quarter, multiplied by (B) 15% of every $0.01 by which the average of each Natural Gas – Henry Hub – NYMEX closing settlement price for the First Nearby Month Future Contract corresponding to the relevant Calculation Period during such Calendar Quarter exceeds $2.70 per Dth.
Section 1.2    Cash Bonus Cap. The total Cash Bonuses paid by the Producer in respect of any Cash Bonus Period shall not exceed $60,000,000.
Section 1.3    Cash Bonus Invoicing. The Cash Bonus may be incorporated into the invoice submitted to the Producer pursuant to Section 13.1 of this Agreement for Services and shall be due upon the terms and conditions set forth in this Agreement. Notwithstanding the foregoing, Gatherer may provide Producer with a supplemental invoice for a Cash Bonus following the Calendar Quarter in which any such Cash Bonus accrues, and such invoice shall be paid by Producer, by wire transfer of immediately available funds, no later than 10 Business Days following Producer’s receipt thereof.

Appendix B

APPENDIX C

(Exhibit L to Gathering Agreement)

Appendix C

SITES FOR WHICH PRODUCER WILL PROVIDE LOW PRESSURE DEHYDRATION*			
STATE	**COUNTY**	**SYSTEM AMI**	**SITE**
PA	Washington	Kevech	Kevech
PA	Washington	Mojo	Mojo
PA	Greene	BETA/WINDRIDGE/ASR/THROCKMORTON	Dahn-tahn
PA	Greene	BETA/WINDRIDGE/ASR/THROCKMORTON	Irish Pug
PA	Greene	BETA/WINDRIDGE/ASR/THROCKMORTON	Battle Phrog
PA	Greene	BETA/WINDRIDGE/ASR/THROCKMORTON	Mac
PA	Greene	BETA/WINDRIDGE/ASR/THROCKMORTON	Stattler Road
PA	Greene	BETA/WINDRIDGE/ASR/THROCKMORTON	Heart
PA	Greene	POLECAT	Polecat
PA	Greene	POLECAT	Drift Ridge
PA	Greene	YELLOW JACKET	Ridge Rd.
PA	Clearfield	N/A	Monarch
PA	Cameron	N/A	Whippoorwill IC
PA	Jefferson	N/A	Frano
PA	Clearfield	N/A	Gobbler IC
PA	Tioga	N/A	Tioga CS
PA	Elk	N/A	Benezette CS
PA	Clearfield	N/A	Hurd IC
PA	Indiana	N/A	Diamondville IC
PA	Armstrong	N/A	McKee
WV	Marion	N/A	GRT-26
WV	Marion	TAURUS	GLO-76
WV	Wetzel	TAURUS	BIG-464
WV	Wetzel	MERCURY	Big Run Dehy
WV	Marion	N/A	Potozcny

* Dehydration facilities could be located at a central site

SITES FOR WHICH GATHERER WILL PROVIDE HIGH PRESSURE DEHYDRATION*			
STATE	COUNTY	SYSTEM AMI	SITE
PA	GREENE	JUPITER AND BJ	GOOD
PA	GREENE	JUPITER AND BJ	HABE
PA	GREENE	JUPITER AND BJ	PETRAITIS
PA	GREENE	JUPITER AND BJ	SCHUMAKER
PA	GREENE	JUPITER AND BJ	MCNEELY
PA	GREENE	JUPITER AND BJ	PATTON
PA	WASHINGTON	NIGHTFALL AND CJ	BROVA
PA	WASHINGTON	PISCES	JT FARM
PA	WASHINGTON	PISCES	KUHN
PA	WASHINGTON	PISCES	EALY
PA	WASHINGTON	PISCES	STOUT
PA	WASHINGTON	REDD	REDD
PA	WASHINGTON	HEYL	HEYL
PA	GREENE	JUPITER AND BJ	CLEMENTE
PA	GREENE	BETA/WINDRIDGE/ASR/THROCKMORTON	THROCKMORTON
PA	GREENE	BETA/WINDRIDGE/ASR/THROCKMORTON	CORSAIR
PA	GREENE	BETA/WINDRIDGE/ASR/THROCKMORTON	STROSNIDER
PA	GREENE	BETA/WINDRIDGE/ASR/THROCKMORTON	MAGNUM
PA	GREENE	BETA/WINDRIDGE/ASR/THROCKMORTON	PLHC
PA	GREENE	BETA/WINDRIDGE/ASR/THROCKMORTON	THUNDER 1

* Dehydration facilities could be located at a central site

Appendix C

APPENDIX D

(Exhibit O to Gathering Agreement)

[***]

Appendix D

APPENDIX E

(Exhibit P to Gathering Agreement)

INCREMENTAL COMPRESSION

Incremental Compression
AMIs	Total HP	Anticipated TIL
Pisces	10,000	TBD
Throckmorton	15,000[1]	TBD
Other PA Incremental Builds	40,000	TBD
WV Incremental Builds	40,000	TBD
Total	105,000

1 [***]
Appendix E

APPENDIX F

(Exhibit T to Gathering Agreement)

SWAP NOTICE

[INSERT DATE]
Sent via Registered Mail and Email
EQM Gathering Opco, LLC
2200 Energy Drive
Canonsburg, PA 15317
Attention: Paul Kress
Email: [***]
    Re: Acreage Swap Notice No. [*]
Ladies and Gentleman:
    Reference is made to that certain Gas Gathering and Compression Agreement by and between EQT Corporation, EQT Production Company, Rice Drilling B LLC, and EQT Energy LLC (collectively, “Producer”) and EQM Gathering Opco, LLC (“Gatherer”) executed February 26, 2020 (as may be amended, the “Gathering Agreement”). Producer and Gatherer may be referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Gathering Agreement.
    Pursuant to Section 2.5(a) of the Gathering Agreement, Producer Group shall be permitted to Transfer net acres of the Dedicated Interests free of the Dedication up to the Unrestricted Amount.
    Pursuant to Section 2.5(b) of the Gathering Agreement, Producer may enter into an acreage swap which meets the criteria set forth in Section 2.5(b)(A) and (B) without Gatherer’s consent.
    Pursuant to Section 2.5(b) of the Gathering Agreement, Producer hereby provides notice to Gatherer of the proposed acreage swap, including the identity of the swap counterparty, inbound acreage, outbound acreage, any acreage shortfall or surplus, and other related information, as set forth in Exhibit A and Exhibit B hereto (the “Proposed Acreage Swap”).
    [The Parties acknowledge and agree that Proposed Acreage Swap meets the criteria set forth in Section 2.5(b)(A) and (B) of the Gathering Agreement in all respects // OR // Except for the net acres representing the Acreage Shortfall identified on Exhibit A hereto, the Parties acknowledge and agree that Proposed Acreage Swap meets the criteria set forth in Section 2.5(b)(A) and (B) of the Gathering Agreement]. [The Parties agree that, as of the date on which the Proposed Acreage Swap is consummated, the Unrestricted Amount shall be increased by
Appendix F

[***] of the net acres representing the Acreage Surplus // OR // The Parties agree that the net acres representing the Acreage Shortfall shall constitute a Transfer of net acres towards the acreage cap in Section 2.5(a) of the Gathering Agreement].
    This notice is provided to Gatherer with the express understanding that it and any related discussions are highly confidential and remain subject to Section 18.6 of the Gathering Agreement.
    Please evidence your consent to the Proposed Acreage Swap by executing in the space provided below and returning a copy of such signature page to Producer.
    Additionally, attached hereto as Exhibit C is a Memorandum of Release of Dedication (the “Memorandum”) evidencing the release of the outgoing acreage included in the Proposed Acreage Swap from the Dedication. Pursuant to Section 18.16 of the Gathering Agreement, please execute the Memorandum and return it to:
EQT Production Company
625 Liberty Avenue, Suite 1700
Pittsburgh, PA 15222
Attn: Director Midstream
    If you have any questions, please do not hesitate to contact [***] at [***].

Very truly yours,

[EQT PRODUCTION COMPANY]

By:
Name:
Title:

[RICE DRILLING B LLC]

By:
Name:
Title:

Appendix F

Consent to the Proposed Acreage Swap is provided on this [__] day of [_______], 20[__].

EQM GATHERING OPCO, LLC

By:
Name:
Title:
Appendix F

EXHIBIT A

PROPOSED ACREAGE SWAP INFORMATION

Acreage Swap Counterparty: [__________]

EQT Producer of Outbound Acreage: [EQT Production Company and/or Rice Drilling B LLC]

Applicable County: [__________]; see accompanying map attached as Exhibit B highlighting the properties included in the Proposed Acreage Swap.

Inbound Acreage (depicted in green): [__________] net acres

Outbound Acreage (depicted in red): [__________] net acres

Acreage Shortfall (Outbound Acreage less Inbound Acreage): [__________]

Acreage Surplus (Inbound Acreage less Outbound Acreage): [__________] [***] increase to the Unrestricted amount: [__________])

Conflicting Dedication: [Inbound acreage is not subject to any conflicting midstream dedication.]

Existing Development: [The outbound acreage in the Proposed Acreage Swap does not include any Wells that are connected (or in the process of being connected) to the Gathering System.]

Appendix F

EXHIBIT B
MAP
[See attached.]

Appendix F

EXHIBIT C
MEMORANDUM OF RELEASE OF DEDICATION
[See attached.]

Appendix F

MEMORANDUM OF RELEASE OF DEDICATION
THIS MEMORANDUM OF RELEASE OF DEDICATION (this “Memorandum”) is entered into effective [_______], 2020 (the “Effective Date”), by and between EQT Corporation, a Pennsylvania corporation, (“EQT Corp.”) EQT Production Company, a Pennsylvania corporation, Rice Drilling B LLC, a Delaware limited liability company, EQT Energy, LLC, a Delaware limited liability company, for themselves and any Affiliates (defined below), (collectively, “Producer”), and EQM Gathering Opco, LLC, a Delaware limited liability company (“Gatherer”). Producer and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties.”
WHEREAS, Producer and Gatherer, entered into that certain Gas Gathering and Compression Agreement dated as of February 26, 2020 (the “Agreement”), pursuant to which Gatherer will provide certain gathering and other services as therein set forth;
WHEREAS, Producer and Gatherer, filed that certain Memorandum of Grant, Conveyance and Dedication dated as of [_______], 2020 (the “Memorandum of Dedication”) in the real property records of _________ County, _____________________, pursuant to which Gatherer and Producer gave notice of the existence of the Agreement and certain provisions contained therein, including the Dedication of the Dedicated Interests;
WHEREAS, the Parties desire to file this Memorandum of record in the real property records of _________ County, _____________________, to give notice of the permanent release of certain Dedicated Interests from the Dedication;
NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.    Incorporation of Agreement; Defined Terms. The Agreement is incorporated in its entirety herein by reference, and all capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.
2.    Release. Gatherer hereby permanently releases the Dedicated Interests set forth on Exhibit A hereto from the Dedication in all respects and for all purposes, and notice is hereby given to all Persons of such release.
3.    No Amendment to Agreement. This Memorandum is executed and recorded solely for the purpose of giving notice and shall neither amend nor modify the Agreement in any way.
4.    Successors and Assigns. This Memorandum will be binding upon and inure to the benefit of the Parties, and to their respective successors and permitted assigns.
5.    Further Assurances. Each Party covenants and agrees to provide the other Party with instruments reasonably requested by the other Party from time to time to evidence the release from the Dedication of any Dedicated Interests permanently released from the Dedication as contemplated by this Memorandum.
Appendix F

[Remainder of Page Intentionally Left Blank]
[Signature Pages to Follow]

2

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the Day first above written.

PRODUCER:
EQT CORPORATION, a Pennsylvania corporation

By:
Name:
Title:

STATE/COMMONWEALTH	§
§
COUNTY OF	§

On this ___ day of __________, 2020, before me, the undersigned, personally appeared ________________, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Memorandum, and said person acknowledged that s/he executed this Memorandum in his/her capacity as ________________ of EQT Corporation, a Pennsylvania corporation and that the same was executed for the purposes contained therein as the act and deed of EQT Corporation.

Notary Public in and for

[SEAL]

Printed or Typed Name of Notary

Signature and Acknowledgement Page to Memorandum of Dedication Release
Appendix F

EQT PRODUCTION COMPANY, a Pennsylvania corporation

By:
Name:
Title:

STATE/COMMONWEALTH	§
§
COUNTY OF	§

On this ___ day of __________, 2020, before me, the undersigned, personally appeared ________________, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Memorandum, and said person acknowledged that s/he executed this Memorandum in his/her capacity as ________________ of EQT Production Company, a Pennsylvania corporation and that the same was executed for the purposes contained therein as the act and deed of EQT Production Company.

Notary Public in and for

[SEAL]

Printed or Typed Name of Notary

Signature and Acknowledgement Page to Memorandum of Dedication Release
Appendix F

RICE DRILLING B LLC, a Delaware limited liability company

By:
Name:
Title:

STATE/COMMONWEALTH	§
§
COUNTY OF	§

On this ___ day of __________, 2020, before me, the undersigned, personally appeared ________________, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Memorandum, and said person acknowledged that s/he executed this Memorandum in his/her capacity as ________________ of Rice Drilling B LLC, a Delaware limited liability company and that the same was executed for the purposes contained therein as the act and deed of Rice Drilling B LLC.

Notary Public in and for

[SEAL]

Printed or Typed Name of Notary
Signature and Acknowledgement Page to Memorandum of Dedication Release
Appendix F

EQT ENERGY, LLC, a Delaware limited liability company

By:
Name:
Title:

STATE/COMMONWEALTH	§
§
COUNTY OF	§

On this ___ day of __________, 2020, before me, the undersigned, personally appeared ________________, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Memorandum, and said person acknowledged that s/he executed this Memorandum in his/her capacity as ________________ of EQT Energy LLC, a Delaware limited liability company and that the same was executed for the purposes contained therein as the act and deed of EQT Energy LLC.

Notary Public in and for

[SEAL]

Printed or Typed Name of Notary

Signature and Acknowledgement Page to Memorandum of Dedication Release
Appendix F

GATHERER
EQM GATHERING OPCO, LLC, a Delaware limited liability company

By:
Name:
Title:

COMMONWEALTH OF PENNSYLVANIA	§
§
COUNTY OF	§

On this ___ day of __________, 2020, before me, the undersigned, personally appeared ________________, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Memorandum, and said person acknowledged that s/he executed this Memorandum in his/her capacity as ________________ of EQM Gathering Opco, LLC, a Delaware limited liability company and that the same was executed for the purposes contained therein as the act and deed of EQM Gathering Opco, LLC.

Notary Public in and for

[SEAL]

Printed or Typed Name of Notary
Signature and Acknowledgement Page to Memorandum of Dedication Release
Appendix F

EXHIBIT A TO MEMORANDUM OF RELEASE

Released Dedicated Interests

[To be attached]

Memorandum Prepared By,
and After Recording, Return to:
[***]
EQT Production Company
625 Liberty Avenue, Suite 1700
Pittsburgh, PA 15222

Appendix F

APPENDIX G

(Exhibit U to Gathering Agreement)

ADDITIONAL CONNECTION NOTICE

[Via Email]
RE:    Gas Gathering and Compression Agreement dated as of February 26, 2020, as amended July ___, 2020 (the “Gathering Agreement”)

ADDITIONAL CONNECTION NOTICE VIA EMAIL
CONNECTION NOTICE INFORMATION REQUIRED AT LEAST 24 MONTHS IN ADVANCE OF FIRST SERVICE AND SHALL INCLUDE THE FOLLOWING, SUBJECT TO THE GATHERING AGREEMENT:

1.RECEIPT POINT NAME
2.WELL PAD COORDINATES
3.SPACE ON PAD FOR MEASUREMENT FACILITIES (YES/NO).
a.IF PAD DESIGN IS NOT AVAILABLE AND SUBMITTED WITH ADDITIONAL CONNECTION NOTICE PROVIDE THE EXPECTED DATE PAD DESIGN WILL BE AVAILABLE BEFORE CONFIRMATION NOTICE
4.LATERAL LENGTH
5.REQUIRED DELIVERY PRESSURE
6.PRODUCER’S WORKING INTEREST IN PLANNED WELL(S)
7.OPERATOR OF WELL(S)
8.TARGET FORMATION AND DEPTH OF WELL(S)
9.PROJECTED WELL PAD IP FLOW AND PROJECTED 24 MONTH PRODUCTION FORECAST
10.ANTICIPATED DATE OF FIRST FLOW:
a.IN ADDITION, IF BUYBACK GAS DESIRED, PRODUCER TO PROVIDE START DATE OF THIS WITH DESIRED PRESSURE AND FLOW RATE

Appendix G

APPENDIX H

(Exhibit V to Gathering Agreement)

INCREMENTAL COMPRESSION REQUEST FORM

Project Name:	Requesting Company:
System:	Date of Request Submission:

Facility Request:

Compression Request
Facility Description	Requested Capacity, MMcfd	Requested Max and Min Suction Pressure	Affected Pads	Expected Forecast with Uplift	Requested Service Date	Previously Requested Service Date (if applicable)

Does Producer have any owned land available that could be used for facilities? Yes ☐ No ☐
Would Producer accept earlier TIL date if possible? Yes ☐ No ☐					If yes, earliest acceptable date:

Delivery Point Request
Facility Description	Delivery Point Company	Delivery Point Pipeline	Capacity, MMcfd

For Midstream Use:

Compression Confirmation
Facility Name	Target Max and Min Suction Pressure, PSIG	Design Discharge, PSIG	Design Capacity at Max and Min Suction Pressure, MMcfd	HP Required	Suction Pressure When 2nd stage of Compression is Required	Initial Expected COD/TIL Date	Pads to flow to comp. on COD/TIL Date

Delivery Point Confirmation
Facility Description	Delivery Point Company	Delivery Point Pipeline	Capacity, MMcfd

Approved:
Date:

Appendix H